UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  03/03/2005

Cambridge Display Technology, Inc
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  000-51079

DE	13-4085264
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

c/o Cambridge Display Technology Limited
2020 Cambourne Business Park
Cambourne
CB3 6DW
(Address of Principal Executive Offices, Including Zip Code)

011 44 1954 713654
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 1.01.    Entry into a Material Definitive Agreement

Investment in Add-Vision, Inc.

        On March 3, 2005, Cambridge Display Technology Limited ("CDT"), a wholly-owned subsidiary of Cambridge Display Technology, Inc. (the "Company"), entered into a Series B and Series C Preferred Stock Purchase Agreement (the "Agreement") with Add-Vision, Inc. a Delaware corporation ("AVI"). Pursuant to the Agreement, CDT (a) granted a paid-up license to certain of its intellectual property for specialized low resolution display applications valued at $6,000,000 in exchange for 2,151,317 shares of AVI's Series B Preferred Stock, $0.0001 par value ("Series B Stock") and (b) paid $1,000,000 in cash in exchange for 814,427 shares of AVI's Series C Preferred Stock, $0.0001 par value ( "Series C Stock"). In addition, 2,151,317 shares of additional Series B Stock will be issued to CDT upon the grant by CDT of the right to use a certain patent described in the Agreement. A total of 1,221,641 additional shares of Series C Stock will also be sold to other investors in subsequent closings on or prior to June 30, 2005.

        The Agreement contains standard representations and warranties by AVI as to its business affairs as of the date of the Agreement. CDT was granted registration rights enabling it to have its shares in AVI registered under the Securities Act of 1933 in the event that AVI's shares become publicly traded. CDT has also been granted participation rights that allow for the purchase by CDT of AVI shares on a pro-rata basis in subsequent financings, as well as information rights that ensure that CDT will be provided with financial information relating to AVI on a periodic basis. Pursuant to the terms of the arrangement, AVI will also be required to obtain the approval of the holders of a majority of the Series B Stock to effect major corporate transactions or actions or to enter into certain types of agreements. The Series B Stock and the Series C Stock benefit from anti-dilution protection in the event that any additional stock of AVI is issued at a price that is lower than the original issuance price for Series B Stock or Series C Stock, subject to adjustments. As long as CDT maintains a certain ownership in AVI, it will have the right to appoint two directors on AVI's board of directors.

        The Agreement is the cornerstone of an anticipated collaboration between CDT and AVI. AVI's business is focused on the development of low-cost light emitting polymer technology for application in low information content displays and in backlights. Its technology enables the fabrication of devices by screen printing light emitting polymer on plastic substrates without the need for expensive clean room facilities. This is expected to reduce the cost of production of such P-OLED displays and backlights,while maintaining throughput volumes. CDT believes that AVI's technology has the potential to enable P-OLED displays to feature in certain point-of-purchase (POP) display market applications. Other potential applications include electronic signage, gaming machines and toys. CDT and AVI anticipate close technical collaboration to develop the business opportunity.

        The foregoing description is only a summary and is qualified in its entirety by reference to the Agreement. On March 4, 2005, CDT issued a press release regarding the transaction described in this Current Report on Form 8-K, which is contained as Exhibit 99.1 hereto.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

        This Current Report on Form 8-K contains forward-looking statements within the meaning of federal securities laws. Statements contained in this Current Report on Form 8-K that are not historical facts or that concern the Company's possible or assumed future results of operations are "forward-looking statements" and their presence may be indicated by words such as "believe," "expect," "anticipate," "intend," "plan," "estimate," "seek," "will," "may," the negative thereof and similar expressions. There can be no assurance that future developments affecting the Company and its subsidiaries will be those anticipated by management. Among the factors, risks and uncertainties that will cause actual results to differ, possibly materially, from expectations or estimates reflected in such forward-looking statements are the following: the outcomes of the Company's ongoing and future research and development activities, as well as those of its licensees; the Company's ability to form and continue strategic relationships with manufacturers of P-OLED materials and displays; the successful commercialization of products that include the Company's P-OLED technology by its licensees; the willingness of the Company's manufacturers and licensees to continue to develop, manufacture and sell commercial products integrating the Company's technology; the future demand for products using the Company's P-OLED technology; the comparative advantages and disadvantages of any competing technologies; the Company's ability to maintain and improve its competitive position following the expiration of its fundamental patents; the adequacy of protections afforded to the Company by the patents that it owns or licenses and the cost to the Company of enforcing these patents; the Company's ability to obtain, expand and maintain patent protection in the future and to protect its unpatentable intellectual property; and the Company's future capital requirements and its ability to obtain additional financing when needed. Investors should not place undue reliance on such forward-looking statements and the Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The information referred to above, as well as the risks to the Company's business described in its Prospectus filed with the SEC on December 17, 2004 pursuant to Rule 424(b)(4) of the Securities Act of 1933, should be considered by readers when reviewing forward-looking statements contained in this release.

Item 9.01.    Financial Statements and Exhibits

(c) Exhibits

Exhibit No.                 Description

* 10.1                 Series B and Series C Preferred Stock Purchase Agreement dated March 3, 2005 between CDT and AVI.
    99.1                 Press release dated March 4, 2005.

*                 To be filed by amendment.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Cambridge Display Technology, Inc

Date: March 09, 2005.	By:	/s/ Michael Black
Michael Black
Vice-President, Finance, and Assistant Secretary

Exhibit Index

Exhibit No.	Description
EX-99.1	Press release dated March 4, 2005.